SUPPLEMENT

dated April 18, 2019 to the

STATEMENT OF ADDITIONAL INFORMATION

dated May 31, 2018 (“SAI”)

Yorktown Capital Income Fund

Yorktown Short Term Bond Fund

Yorktown Multi-Asset Income Fund

(Class A, Class L and Institutional Class Shares)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI. Effective April 10, 2019, Mr. John P. Tener will serve as a portfolio manager responsible for the day-to-day investment activities of the Yorktown Capital Income Fund, Yorktown Short Term Bond Fund, and Yorktown Multi-Asset Income Fund.

The following is added immediately after the table on page 27 of the SAI:

“As of April 10, 2019, Mr. Tener owned no shares of any of the Yorktown Funds and managed no other accounts.”

The section titled “Additional Information about Portfolio Managers” which begins on page 40 of the SAI is hereby deleted and replaced as follows:

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Mr. David D. Basten and Mr. David M. Basten serve as the portfolio managers to all the Funds except the Small Cap and Mid Cap Funds. Mrs. Brentz East serves as the portfolio manager to all the Funds except the Small Cap Fund, Mid Cap Fund, and the Multi-Asset Income Fund. Mr. Barry D. Weiss and Mr. John Tener serve as the portfolio managers to all the Funds except the Growth Fund, Master Allocation Fund, Small Cap Fund, and Mid Cap Fund. Mr. David D. Basten has been portfolio manager since commencement of each Fund’s operations. Mr. David M. Basten has served as portfolio manager since 2005. Mrs. Brentz East has served as a portfolio manager since 2011. Mr. Barry D. Weiss and Mr. John P. Tener have served as a portfolio managers since 2019. The table below provides information as of January 31, 2019, regarding other accounts, in addition to the Funds, for which Messrs. Basten, Mrs. East, and Messrs. Weiss and Tener have day-to-day management responsibilities.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
David D. Basten	0	$0	0	$0.00	5	$6,000,000
David M. Basten	0	$0	0	$0.00	0	$0.00
Brentz East	0	$0	0	$0.00	0	$0.00
Barry D. Weiss **	0	$0	0	$0.00	0	$0.00
John P. Tener***	0	$0	0	$0.00	0	$0.00

*	None of the other accounts managed by the portfolio managers are subject to a performance-based advisory fee.
**	Information is as of March 25, 2019.
***	Information is as of April 15, 2019

Conflicts of Interest. Mr. David D. Basten manages certain personal and family accounts for which he receives no compensation for his services in such capacity. The management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Mr. Basten is subject to the Adviser’s Code of Ethics, which seeks to address potential conflicts of interest that may arise in connection with management of personal accounts, including family accounts.

Compensation. Mr. David D. Basten is a Portfolio Manager, the President and a Director of the Adviser. Mr. David M. Basten is a Portfolio Manager of the Adviser and is Director of Marketing. Mrs. East is a Portfolio Manager of the Adviser and is a Securities Analyst. Messrs. Weiss and Tener are Portfolio Managers of the Adviser and Securities Analysts. Messrs. Basten, Mrs. East, and Mr. Weiss each have an ownership interest in the Adviser and, therefore, receive a portion of its profits. Messrs. Basten, Mrs. East, and Messrs. Weiss and Tener are each also paid a fixed base salary and are eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits and participation in the Adviser’s qualified retirement plan.

Ownership of Securities by Portfolio Managers. The Trustee table provided above provides information as of December 31, 2017, of the value, within the indicated range, of shares of beneficially owned by the portfolio managers in each Fund.

Please retain this supplement with your records.